                             LETTER OF TRANSMITTAL

              TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)

                                      OF

                           FIRST INTERSTATE BANCORP

                                      FOR

                     TWO-THIRDS OF A SHARE OF COMMON STOCK

                                      OF

                             WELLS FARGO & COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
 CITY TIME, ON       , 1996, UNLESS THE OFFER IS EXTENDED. SHARES WHICH ARE
 TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER.

                     The Exchange Agent for the Offer is:

                          FIRST CHICAGO TRUST COMPANY
                                  OF NEW YORK

                           By Facsimile Transmission            By Hand or
        By Mail:       (for Eligible Institutions only):  Overnight Delivery:
 TENDERS & EXCHANGES      FAX: (201) 222-4720 OR 4721
      SUITE 4660                                          TENDERS & EXCHANGES
    P.O. BOX 2563            Confirm by telephone:           SUITE 4680-FIB
   JERSEY CITY, NJ                                           14 WALL STREET
     07303-2563                 (201) 222-4707                 8TH FLOOR
                                                           NEW YORK, NEW YORK
                                                                 10005

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders if certificates for Shares (including the Rights) (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if delivery of Shares are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") (DTC, MSTC and PDTC, collectively, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES, UNLESS THE RIGHTS PLAN AND DGCL 203 CONDITION (AS DEFINED IN THE PROSPECTUS) (INSOFAR AS IT RELATES TO THE RIGHTS) HAS BEEN SATISFIED OR WAIVED. UNLESS THE FIRST INTERSTATE DISTRIBUTION DATE (AS DEFINED IN THE PROSPECTUS) OCCURS, A TENDER OF SHARES WILL CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders." Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedure set forth under "The Offer--Procedure for Tendering" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED HEREIN).

[_]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
   ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Check Box of Applicable Book-Entry Transfer Facility

  [_] DTC [_] MSTC [_] PDTC (check one)

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution which Guaranteed Delivery ______________________________

  If Delivery by Book Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:

    [_] DTC [_] MSTC [_] PDTC (check one)

    Account Number __________________________________________________________

    Transaction Code Number _________________________________________________

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN IF BLANK EXACTLY AS NAME(S) APPEAR(S) ON                       SHARES TENDERED
                THE CERTIFICATE(S))                                  (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------          ----------------------------------------
                                                                                TOTAL NUMBER
                                                                                  OF SHARES      NUMBER
                                                                  CERTIFICATE   EVIDENCED BY   OF SHARES
                                                                  NUMBER(S)*   CERTIFICATE(S)* TENDERED**
                                                                  -----------  --------------  ----------
                                                                  -----------  --------------  ----------
                                                                  -----------  --------------  ----------
                                                                  -----------  --------------  ----------
                                                                  -----------  --------------  ----------
                                                                  -----------  --------------  ----------
                                                                  TOTAL SHARES

----------
 * Need not be completed by stockholders delivering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

  The undersigned hereby delivers to Wells Fargo & Company, a Delaware corporation ("Wells Fargo"), the above-described shares of Common Stock, par value $2.00 per share (the "Shares"), of First Interstate Bancorp, a Delaware corporation ("First Interstate"), including the associated common stock purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of November 21, 1988, between First Interstate and First Interstate Bank of California, as successor Rights Agent, pursuant to Wells Fargo's offer to exchange two-thirds of a share of Common Stock, par value $5.00 per share, of Wells Fargo (the "Wells Fargo Common Stock") for each outstanding Share, upon the terms and subject to the conditions set forth in the Prospectus dated January , 1996 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Prospectus constitute the "Offer"). Unless the context otherwise requires and unless and until the Rights are redeemed, all references to Shares shall include the associated Rights.

  Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Wells Fargo, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all Shares and other securities issued or issuable in respect thereof on or after January , 1996 (collectively, "Distributions"), and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver such Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Wells Fargo, (b) present such Shares (and any Distributions) for transfer on the books of First Interstate and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  THE UNDERSIGNED UNDERSTANDS THAT STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES, UNLESS THE RIGHTS PLAN AND DGCL 203 CONDITION (AS DEFINED IN THE PROSPECTUS) (INSOFAR AS IT RELATES TO THE RIGHTS) HAS BEEN SATISFIED OR WAIVED. UNLESS THE FIRST INTERSTATE DISTRIBUTION DATE (AS DEFINED IN THE PROSPECTUS) OCCURS, A TENDER OF SHARES WILL CONSTITUTE A TENDER OF THE ASSOCIATED RIGHTS. SEE INSTRUCTION 10.

  The undersigned hereby irrevocably appoints the designees of Wells Fargo, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby (and any Distributions) which have been accepted by Wells Fargo prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting), of First Interstate or otherwise. This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Shares (and any Distributions) by Wells Fargo in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon Wells Fargo's acceptance of such Shares (and any Distributions) for exchange Wells Fargo or its designee must be able to exercise full voting rights with respect to such Shares (and any Distributions).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and that when the same are accepted for exchange by Wells Fargo, Wells Fargo will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Wells Fargo to be necessary or desirable to complete the sale, assignment, and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of Wells Fargo any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Offer--Withdrawal Rights" in the Prospectus, the tender of Shares hereby made is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Offer--Procedure for Tendering" in the Prospectus and in the instructions hereto and acceptance of such Shares will constitute a binding agreement between the undersigned and Wells Fargo upon the terms and subject to the conditions set forth in the Offer.

  Unless otherwise indicated herein under "Special Issuance Instructions," please issue the shares of Wells Fargo Common Stock and/or return any certificates for Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Wells Fargo Common Stock and cash in lieu of fractional shares of Wells Fargo Common Stock and/or return any certificates for Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Issuance Instructions are completed, please issue the Wells Fargo Common Stock and/or issue any certificates for Shares not so tendered or accepted in the name of, and deliver said certificates and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that Wells Fargo has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if Wells Fargo does not accept any of the Shares so tendered.


   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 5, 6, AND 7)           (SEE INSTRUCTIONS 1, 6 AND 7)


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cate(s) for Shares not tendered           cate(s) for Shares not tendered
 or not accepted and/or the Wells          or not accepted and/or the Wells
 Fargo Common Stock are to be is-          Fargo Common Stock are to be sent
 sued in the name of someone other         to someone other than the under-
 than the undersigned.                     signed, or to the undersigned at
                                           an address other than that shown
                                           above.

 Issue Wells Fargo Common Stock
 and/or certificate(s) to:


                                           Mail Wells Fargo Common Stock
 Name _____________________________        and/or certificate(s) to:
       (PLEASE TYPE OR PRINT)              Name _____________________________
 Address __________________________              (PLEASE TYPE OR PRINT)
 __________________________________        Address __________________________
         (INCLUDE ZIP CODE)                __________________________________
 __________________________________                (INCLUDE ZIP CODE)
   (TAX IDENTIFICATION OR SOCIAL           __________________________________
           SECURITY NO.)
    (SEE SUBSTITUTE FORM W-9 ON              (TAX IDENTIFICATION OR SOCIAL
           REVERSE SIDE)                             SECURITY NO.)
 [_] CREDIT SHARES DELIVERED BY               (SEE SUBSTITUTE FORM W-9 ON
 BOOK-ENTRY TRANSFER THAT ARE NOT                    REVERSE SIDE)
 ACCEPTED TO THE BOOK-ENTRY TRANS-
 FER FACILITY ACCOUNT SET FORTH
 BELOW.

 CHECK APPROPRIATE BOX:
     [_] DTC [_] MSTC [_] PDTC
 __________________________________
          (ACCOUNT NUMBER)

                                   IMPORTANT
                                   SIGN HERE
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

 Signature(s) of Stockholders(s) _____________________________________________

 -----------------------------------------------------------------------------
 Dated:         , 1996
       ---------
 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

 Name(s) _____________________________________________________________________

 -----------------------------------------------------------------------------
                                 (Please Print)

 Capacity (Full Title) _______________________________________________________

 Address _____________________________________________________________________

 -----------------------------------------------------------------------------
                               (Include Zip Code)


 --------------------------------------    ----------------------------------
     (Area Code and Telephone Number)         (Tax Identification or Social
                                              Security No.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature ________________________________________________________

 Name ________________________________________________________________________
                             (Please Type or Print)

 Address _____________________________________________________________________
                               (Include Zip Code)

 Name of Firm ________________________________________________________________

 Dated:        , 1996
       --------

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Issuance Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offer--Procedure for Tendering" in the Prospectus. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

  Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth under "The Offer-- Procedure for Tendering" in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form made available by Wells Fargo must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Share Certificates for all tendered Shares (or a confirmation of a book-entry transfer of such securities into the Exchange Agent's account at a Book-Entry Transfer Facility of Shares tendered by book-entry transfer), in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

  IF SHARE CERTIFICATES ARE FORWARDED SEPARATELY TO THE EXCHANGE AGENT, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL MUST ACCOMPANY EACH SUCH DELIVERY.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for exchange.

  3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Wells Fargo of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless Wells Fargo Common Stock or certificates for Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. STOCK TRANSFER TAXES. Wells Fargo will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offer.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

  7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for Wells Fargo Common Stock and/or certificates for Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the signer of this Letter of Transmittal or if certificates for Wells Fargo Common Stock and cash in lieu of fractional shares of Wells Fargo Common Stock and/or certificates for Shares not tendered or not accepted for exchange are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not accepted pursuant to the Offer be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares not accepted will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Managers at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

  9. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on Substitute Form W-9 below. If a stockholder fails to provide a TIN to the Exchange Agent, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash in lieu of fractional shares of Wells Fargo Common Stock that are made to such stockholder with respect to Shares accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in Part 3 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a

TIN within 60 days, the Exchange Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Shares or of the last transferee appearing on the stock powers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

  10. TENDER OF RIGHTS AFTER FIRST INTERSTATE'S DISTRIBUTION DATE. If the First Interstate Distribution Date occurs and separate certificates representing the Rights are distributed by First Interstate or the Rights Agent to holders of Shares prior to the time a holder's Shares are tendered pursuant to the Offer, certificates representing a number of Rights equal to the number of Shares tendered must be delivered to the Exchange Agent, or, if available, a Book-Entry Confirmation received by the Exchange Agent with respect thereto, in order for such Shares to be validly tendered. If the First Interstate Distribution Date occurs and separate certificates representing the Rights are not distributed prior to the time Shares are tendered pursuant to the Offer, Rights may be tendered prior to a stockholder receiving the certificates for Rights by use of the guaranteed delivery procedure described under "The Offer--Procedure for Tendering" in the Prospectus. If Rights certificates are distributed but are not available to a stockholder prior to the time Shares are tendered pursuant to the Offer, a tender of Shares constitutes an agreement by the tendering stockholder to deliver to the Exchange Agent pursuant to such guaranteed delivery procedures, prior to the expiration of the period to be specified in the Notice of Guaranteed Delivery and the related Letter of Transmittal for delivery of Rights certificates or a Book-Entry Confirmation for Rights (the "Rights Delivery Period"), Rights certificates representing a number of Rights equal to the number of Shares tendered. Wells Fargo reserves the right to require that it receive such Rights certificates (or a Book-Entry Confirmation with respect to such Rights) prior to accepting Shares for exchange.

  Nevertheless, Wells Fargo will be entitled to accept for exchange Shares tendered by a stockholder prior to receipt of the Rights certificates required to be tendered with such Shares or a Book-Entry Confirmation with respect to such Rights and either (i) subject to complying with applicable rules and regulations of the Securities and Exchange Commission, withhold payment for such Shares pending receipt of the Rights certificates or a Book-Entry Confirmation for such Rights or (ii) exchange Shares accepted for exchange pending receipt of the Rights certificates or a Book-Entry Confirmation for such Rights in reliance upon the guaranteed delivery procedures. In addition, after expiration of the Rights Delivery Period, Wells Fargo may instead elect to reject as invalid a tender of Shares with respect to which Rights certificates or a Book-Entry Confirmation for an equal number of Rights have not been received by the Exchange Agent. Any determination by Wells Fargo to make payment for Shares in reliance upon such guaranteed delivery procedure or, after expiration of the Rights Delivery Period, to reject a tender as invalid, shall be made, subject to applicable law, in the sole and absolute discretion of Wells Fargo.

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

 PAYER'S NAME:
-------------------------------------------------------------------------------
                         PART 1--PLEASE PROVIDE YOUR    ----------------------
 SUBSTITUTE              TIN IN THE BOX AT RIGHT AND    SOCIAL SECURITY NUMBER
 FORM W-9                CERTIFY BY SIGNING AND         OR ___________________
                         DATING BELOW.                  EMPLOYER IDENTIFICATION
                                                        NUMBER

                        --------------------------------------------------------
                         PART 2--CERTIFICATES--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

 DEPARTMENT OF THE
 TREASURY INTERNAL       (1) The number shown on this form is my correct
 REVENUE SERVICE             Taxpayer Identification Number (or I am waiting
                             for a number to be issued to me); and

                         (2) I am not subject to backup withholding because
                             (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.
                        --------------------------------------------------------
PAYER'S REQUEST FOR      Certification Instructions--You must
TAXPAYER IDENTIFICATION  cross out item (2) in Part 2 above if
NUMBER (TIN)             you have been notified by the IRS
                         that you are subject to backup with-
                         holding because of under-reporting
                         interest or dividends on your tax re-
                         turn. However, if after being noti-
                         fied by the IRS that you were subject
                         to backup withholding you received
                         another notification from the IRS
                         stating that you are no longer sub-
                         ject to backup withholding, do not
                         cross out item(2).
                       ---------------------------------------


                         SIGNATURE ____________________________
                                                                     PART 3 --

                         DATE _______

                         NAME (Please Print) __________________      AWAITING
                                                                     TIN [_]
-------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


 --------------------------------------  -----------------------------------
                 Signature                               Date

 --------------------------------------
             Name (Please Print)

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                ---------------

                          77 Water Street, 20th Floor
                            New York, New York 10005

                 Bankers and Brokers Call Collect 212-269-5550

                    All Others Call Toll Free 1-800-431-9646

                     The Dealer Managers for the Offer are:

     CS FIRST BOSTON CORPORATION                MONTGOMERY SECURITIES
          Park Avenue Plaza                      600 Montgomery Street
         55 East 52nd Street                San Francisco, California 94111
       New York, New York 10055                1-800-438-6571 (Toll Free)
      1-800-704-8076 (Toll Free)